SOLUNA HOLDINGS | SOLUNA COMPUTING

September 2022 Flash

October 2022

Preamble

- The following discussion is completely qualified by the legal disclosures on the several pages following this one
- Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business
- The discussion is in line with our principles of being accountable and transparent with shareholders
- We operate in a hyper dynamic economic environment. That's a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment
- Despite an uncertain, dynamic environment, we must plan and make operating and investment decisions. This presentation lays some of that out for your review

Legal Disclosure & Disclaimer

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward-looking statements in this presentation.

The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and businesses in which we currently engage or may engage.

These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law.

Legal Disclosure & Disclaimer

The material in this presentation has been prepared by Soluna and is general background information about Soluna's activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Soluna's periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Soluna makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Soluna's future performance and business prospects. THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Soluna and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Soluna nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction.

Any projection, forecast, estimate or other "forward-looking" statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other "forward-looking" statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions. READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Soluna disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein.

Legal Disclosure & Disclaimer

Use of Projections and Illustrations This presentation contains certain financial forecasts and illustrations. Neither Soluna's [nor Soluna Holdings] independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, cash contribution margin, cash contribution margin excluding tornado, cash contribution margin excl. tornado & shutdown, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Use of Estimates in Monthly Presentations

Numbers presented BEFORE the release of Form 10-Q for third quarter ended September 30th, 2022, are monthly estimates and subject to change upon final accounting adjustments and entries. These monthly estimates are presented as an illustration of management's review of key metrics that help in understanding the performance of the Company. Readers are strongly encouraged to review this presentation in connection with the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2022 and the Company's Annual Report on Form 10-K for the year ended December 31, 2021.

Key Operating Principles

Alignment of Interests & Transparency

Private equity firm owns 24%[1]

High Velocity Execution

Senior Brookstone personnel involved in active executive capacity

Focus on Return of Invested Capital (ROIC) & Capital Discipline

Long-Term Strategy Beyond Crypto

(1) Calculated as a percent of total undiluted shares

Excess energy from renewable sources


We buy *curtailed* energy from renewable power plants and convert it to clean, low-cost global computing.

Batch-oriented Computing
like cryptocurrency mining

The opportunity beyond crypto is **Batchable Computing**


$10B
Digital currencies


$5B
Pharma research


$40B
Graphics/video processing


$40B
Scientific research

Agenda

In this presentation, we will be covering the following items:

Business Update

Flash September 2022 Results

SOLUNA

Business Update



Right company

SOLUNA


Right plan
for volatile
environment


Engineered
to thrive in
a BTC
downturn

Soluna Status Report

Dorothy 50MW

- Continue to work towards ERCOT approval – key gating items are being addressed, expect to announce more detail in the coming weeks
- 50MW doubles Soluna's operating footprint

Focus on Liquidity to Support Dorothy Energization

- Focus on near-term cash to build out Dorothy continues
- Common equity offering and Spring Lane Capital investment in Soluna Holdings support finalizing construction

Power Costs Improved

- Power costs abated in September, October rates expected to remain near September levels

Marie Hosting

- New Marie hosting contract requires that Soluna report hosting revenue on a net basis since power costs are a direct pass-through

Dorothy Energizing Status

Soluna is approaching move from Planning to Modeling

Planning → **Modeling** → **Operations**

Planning

- Part of ERCOT approval process focused on grid stability and compliance.

Modeling

- Typically no more than 90 days
- Once Soluna enters this phase we should have clear line of sight to energization date.
- Visibility will enable us to procure and plan miner installation.

Operations

- Testing and telemetry is conducted
- Execute interconnect
- Install miners
- Begin to ramp facility

Common Offering

Priced $2 million of common equity to support continued build out of Dorothy on October 24th

20% discount to Friday, October 21st price of $1.80 / share, zero warrant coverage

Additional Spring Lane Capital investment of $850k in Soluna Holdings demonstrates conviction in Soluna's long-term thesis

Able to attract capital for continued buildout of Dorothy despite challenging market conditions

Power Cost Improvement

Updates on Sophie and Marie Power Costs

- FCA has averaged **1.5 cents - 2.0 cents per kWh for the last seven years**; the FCA in **July and August were at unprecedented levels***
- **October FCA of 2.992** cents per kWh represents a **33% decline** from **August** FCA
- Current understanding from discussions with industry representatives indicates a ~10% increase in November from October levels



FUEL COST ADJUSTMENT ("FCA") SINCE JUNE
% INCREASE RELATIVE TO JUNE FCA
June
2.704
July
3.873
43%
August
4.491
66%
September
2.843
5%
October
2.992
11%
November*
3.282
21%

* Represents our understanding of expected FCA in November.

Hosting Update – Revised Contract

- Anticipate **hosting contribution margins to increase** on an **absolute and percent margin basis**

- Contract structured to mitigate volatility in power markets and Bitcoin price

- Prior economics became challenged as Bitcoin prices declined and power costs increased

Cash Flows from Hosting Contract

Fixed Fee (REVENUE)

+

Power Cost Pass-through (NOT REPORTED in REVENUE OR POWER COSTS)

Revenue from customer previously reflected ALL payments from customer

+

Profit Share (REVENUE)

Facility Results Review

- We will review each facility
- Then look at the consolidated results



September Business Summary

Flat BTC Production Despite Volatile Market

- BTC equivalent mined per day only decreased 3% despite average 7-day network hashrate increasing ~15% from the beginning of August to the end of September
- Peak hashrate remained above 1 EH/s

Cash Contribution Margins Improved from July and August Lows

- Margins in September improved despite a ~21%* decrease in average Hashprice from August to September
- ~30% Consolidated cash contribution margins despite low BTC environment and energy costs that remain above historical averages
  - 35% Cash contribution hosting margins slightly offset by weaker prop mining margins

10MW Hosting Agreement at Marie Significantly More Profitable

- Contract was restructured to be more responsive to energy fluctuations
- Hosting margins in September were 35% compared to (15%) in August

* Luxor data - https://www.blockchain.com/explorer/charts/hash-rate

Path to 2.5 EH/s Scale



Consolidated Hashrate (SHA-256, PH/s)
Subject to Project Finance Process + Ercot
316
198
403
126
277
567
312
255
616
364
252
696
439
257
714
452
235
733
519
215
897
608
288
869
604
265
876
613
263
856
606
250
894
616
278
1,005*
725
280
1,805
800
725
280
2,605
800
1,525
280
Oct 2021
Nov 2021
Dec 2021
Jan 2022
Feb 2022
Mar 2022
Apr 2022
May 2022
Jun 2022
Jul 2022
Aug 2022
Sept 2022
Sep 10, 2022
Dorothy 1a
Dorothy 1b
Hosted JV
Prop Mining

* Excludes hashrate attributable to Edith.

Sophie



- Average September PH/s decreased by **1%** to **377.0 PH/s** versus August PH/s of 381.7
- Adjusted Cash Contribution Margin (Non-GAAP) in September was $323 thousand versus $358 thousand in August
    - The 10% decrease in Cash Contribution Margin was largely due to a 23% decline in revenue largely driven by a ~21%* decrease in average Hashprice from August to September
    - Decrease in hashprice reflective of lower BTC price and increased network difficulty - 7-day average network hashrate increased from ~202 EH/s on August 1st to 233 EH/s on September 30th
- Site performing exceptionally even in low BTC price environment


BTC Equivalent Mined
51.00
52.58
45.18
3%
(14%)
Jul 2022
(31 days)
Aug 2022
(31 days)
Sept 2022
(30 days)


BTC Equivalent Mined per day
1.65
1.70
1.51
3%
(11%)
Jul 2022
Aug 2022
Sept 2022


Hashrate (SHA-256, PH/s)
371.5
381.7
377.0
465.2 **
3%
(1%)
23%
Jul 2022
Aug 2022
Sept 2022
Sep 10, 2022

Note: July - September 2022 hashrate represents monthly average.
* Luxor data - https://www.blockchain.com/explorer/charts/hash-rate
** Daily average hashrate.

Sophie: Non-GAAP Historical Financials

($ in 000s) (Unaudited)

	Actual Q4 21	Actual FY 21	Actual Q1 22	Apr 22	May 22	Jun 22	Actual Q2 22	Estimate Jul 22	Estimate Aug 22	Estimate Sep 22	Estimate Q3 22	Estimate YTD 22
Revenue	2,772	2,772	3,808	1,634	1,310	1,077	4,022	1,099	1,176	895	3,170	10,999
Electricity/Direct Costs*	884	884	1,546	325	382	433	1,140	611	681	451	1,742	4,429
Overhead Costs	284	307	311	266	183	173	622	158	138	121	416	1,349
Adjusted Cost of Cryptocurrency Revenue 1** (Non-GAAP)	**$1,169**	**$1,191**	**$1,857**	**$591**	**$565**	**$606**	**$1,762**	**$768**	**$818**	**$572**	**$2,158**	**$5,778**
Cash Contribution Margin (Non-GAAP)	**$1,604**	**$1,581**	**$1,950**	**$1,043**	**$746**	**$471**	**$2,260**	**$331**	**$358**	**$323**	**$1,011**	**$5,221**
Cash Contribution %	**57.8%**	**57.0%**	**51.2%**	**63.8%**	**56.9%**	**43.7%**	**56.2%**	**30.1%**	**30.4%**	**36.1%**	**31.9%**	**47.5%**
Adjusted Cash Contribution Margin Excluding One Time Events & Projects* (Non-GAAP)**	**$1,705**	**$1,683**	**$1,950**	**$1,189**	**$830**	**$560**	**$2,580**	**$331**	**$358**	**$323**	**$1,011**	**$5,541**

*Includes Electricity costs

**Excludes Depreciation and R&D Expenses

***Excludes Year-to-date 2022 non-recurring expenses of $320 thousand (management estimate). Such non-recurring expenses are related to inventory reconciliation and quality assessment post installation of miners.

Key Operating Metrics:	Q4 21(1)	FY 21(1)	Q1 22(2)	Apr 22	May 22	Jun 22	Q2 22(3)	Jul 22	Aug 22	Sep 22	Q3 22(4)	YTD 22(5)
Avg. MW Deployed	7.39	7.39	13.74	15.24	15.64	14.66	15.18	16.09	16.08	15.81	15.99	14.97
Avg. Hashrate (SHA-256, PH/s)	92.44	92.44	214.79	300.03	322.65	357.62	326.77	371.53	381.74	377.00	376.76	306.10
Avg. BTC Price	55,932	47,449	41,281	41,435	31,706	24,384	32,508	21,539	22,366	19,805	21,237	31,676
BTC Equivalent Mined	49.56	58.42	92.23	39.44	41.32	44.19	123.72	51.00	52.58	45.18	149.25	347.24

(1) Average of October 2021 - December 2021

(2) Average of January 2022 - March 2022

(3) Average of April 2022 - June 2022

(4) Average of July 2022 - September 2022

(5) Average of January 2022 - September 2022

Note: BTC Price in FY 21 column is the average of January 2021 to December 2021

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Marie



- Average hashrate in September was 517.1, compared to 464.4 in August
  - The 11% increase was in part due to seasonal factors in August including TVA curtailments, weather related hash rate reductions, outages and a transformer malfunction that was resolved
  - Average prop hashrate in September was back in line with June and July 230+ PH/s
- Cash Contribution Margin in September was $203 thousand, compared to ($2) thousand in August
  - Increase largely due to power costs returning to lower levels, more attractive pricing on hosting contract, and increased average hashrate deployed



BTC Equivalent Mined
49.27
33.01
16.26
1%
49.80
29.89
19.91
9%
54.40
30.95
23.45
Jul 2022
(31 days)
Aug 2022
(31 days)
Sept 2022 *
(30 days)
BTC Equivalent Mined per day
1.59
1.06
0.52
1%
1.61
0.96
0.64
13%
1.81
1.03
0.78
Jul 2022
Aug 2022
Sept 2022 *
Hashrate (SHA-256, PH/s)
493.8
231.0
262.8
(6%)
464.4
214.4
250.0
11%
517.1
239.2
277.9
4%
539.5
260.0
279.6
Jul 2022
Aug 2022
Sept 2022
Sep 10, 2022 **
Hosted JV
Prop Mining

Note: July - September 2022 hashrate represents monthly average.
* Hosting contract as of September 1, 2022 passes through power costs to the hosting customer. To better illustrate September results relative to prior months hosting BTC equivalent mined includes power costs that are passed through. GAAP reporting will require that we present revenue on a net basis since the power costs will be passed through.
** Daily average hashrate.

Marie: Non-GAAP Historical Financials(A)

Excludes ~$276k of power costs which are passed directly to hosting customer

($ in 000s) (Unaudited)

	Actual Q2 21	Actual Q3 21	Actual Q4 21	Actual FY 21	Actual Q1 22	Apr 22	May 22	Jun 22	Actual Q2 22	Estimate Jul 22	Estimate Aug 22	Estimate Sep 22	Estimate Q3 22	Estimate YTD 22
Revenue (Non-GAAP)	$668	$1,463	$4,354	$6,589	$4,940	$1,567	$1,562	$1,107	$4,236	$1,061	$1,114	$801	$2,977	$12,153
Prop Mining	668	1,114	2,626	4,512	3,488	1,192	1,129	737	3,058	711	669	613	1,993	8,538
Hosting	0	349	1,729	2,078	1,452	375	434	370	1,179	350	445	188	984	3,615
Electricity/Direct Costs*	$190	$522	$1,456	$2,191	$2,083	$509	$815	$798	$2,122	$941	$993	$506	$2,440	$6,645
Prop Mining	190	338	566	1,117	997	244	453	449	1,146	498	480	384	1,362	3,505
Hosting	0	184	890	1,074	1,086	265	362	349	975	443	513	122	1,078	3,140
Overhead Costs	$0	$54	$290	$345	$333	$117	$132	$153	$401	$143	$123	$93	$358	$1,092
Prop Mining	0	54	290	345	333	117	132	153	401	143	123	93	358	1,092
Hosting	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2** (Non-GAAP)	$190	$577	$1,746	$2,535	$2,416	$626	$947	$950	$2,523	$1,083	$1,116	$599	$2,798	$7,737
Prop Mining	190	393	856	1,461	1,329	360	585	602	1,548	640	603	477	1,720	4,597
Hosting	0	184	890	1,074	1,086	265	362	349	975	443	513	122	1,078	3,140
Cash Contribution Margin (Non-GAAP)	$478	$886	$2,608	$4,054	$2,524	$941	$616	$156	$1,713	($22)	($2)	$203	$178	$4,415
Prop Mining	478	721	1,770	3,050	2,158	831	544	135	1,510	71	65	136	273	3,941
Hosting	0	166	839	1,004	366	110	72	21	203	(93)	(68)	66	(94)	475
Cash Contribution % (Non-GAAP)	71.6%	60.6%	59.9%	61.5%	51.1%	60.1%	39.4%	14.1%	40.4%	-2.1%	-0.2%	25.3%	6.0%	36.3%
Prop Mining	71.6%	64.7%	67.4%	67.6%	61.9%	69.7%	48.2%	18.3%	49.4%	10.0%	9.8%	22.2%	13.7%	46.2%
Hosting	n/a	47.4%	48.5%	48.3%	25.2%	29.3%	16.6%	5.7%	17.3%	-26.6%	-15.2%	35.1%	-9.6%	13.1%
Adjusted Cash Contribution Margin Excluding One Time Events & Projects* (Non-GAAP)**	$478	$886	$2,642	$4,088	$2,687	$1,219	$616	$156	$1,991	($22)	($2)	$203	$178	$4,857

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

*** Excludes impact of tornado and shutdown

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward.. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Marie: Operating Metrics[(A)]

Key Operating Metrics:	Q2 21[(1)]	Q3 21[(2)]	Q4 21[(3)]	FY 21[(4)]	Q1 22[(5)]	Apr 22	May 22	Jun 22	Q2 22[(6)]	Jul 22	Aug 22	Sep 22	Q3 22[(7)]	YTD 22[(8)]
Avg. MW Deployed	1.58	3.09	10.64	7.46	15.88	14.59	19.20	17.91	17.23	18.09	17.56	18.49	18.05	16.88
Prop Mining	1.58	1.76	3.14	2.16	7.62	7.70	10.48	10.00	9.39	9.70	9.36	9.56	9.54	8.76
Hosted MW (Legacy)	-	-	-	-	-	-	-	-	-	-	-	-	-	
Hosted JV	-	1.99	7.50	5.30	8.27	6.89	8.72	7.91	7.84	8.39	8.20	8.93	8.51	8.11
Avg. Hashrate (SHA-256, PH/s)	12.80	58.62	324.77	205.06	441.47	421.08	561.86	499.94	494.29	493.83	464.41	517.08	491.77	470.69
Prop Mining	12.80	28.25	81.38	40.81	193.36	206.34	273.72	234.55	238.20	231.01	214.38	239.19	228.19	217.51
Hosted JV	-	45.56	243.38	164.25	248.11	214.74	288.14	265.39	256.09	262.82	250.03	277.89	263.58	253.18
Avg. Hashrate (Scrypt, GH/s)[(9)]	221.90	187.50	165.03	191.48	119.77	146.45	164.28	141.15	150.63	115.38	0.00	0.00	38.46	115.82
Avg. BTC Price	46,498	42,031	55,932	47,449	41,281	41,435	31,706	24,384	32,508	21,539	22,366	19,805	21,237	33,159
BTC Equivalent Mined	14.37	34.80	77.85	138.87	119.66	37.82	49.28	45.40	130.32	49.27	49.80	54.40*	140.16	366.49
Prop Mining	14.37	26.49	46.94	95.08	84.48	28.76	35.60	30.23	94.05	33.01	29.89	30.95	93.83	257.48
Hosting	-	8.31	30.91	43.79	35.18	9.06	13.67	15.17	36.26	16.26	19.91	23.45*	46.33	109.01

(1) Average of April 2021 - June 2021
(2) Average of July 2021 - September 2021
(3) Average of October 2021 - December 2021
(4) Average of January 2021 - December 2021
(5) Average of January 2022 - March 2022
(6) Average of April 2022 - June 2022
(7) Average of July 2022 - September 2022
(8) Average of January 2022 - September 2022
(9) LTC mining activitiy has been put on hold due to the higher energy consumption of these miners.

* Hosting contract as of September 1, 2022 passes through power costs to the hosting customer. To better illustrate September results relative to prior months hosting BTC equivalent mined includes power costs that are passed through. GAAP reporting will require that we present revenue on a net basis since the power costs will be passed through

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Site Consolidation

- Average BTC mined declined by **3%** versus August
- Installed hashrate remained above 1 EH/s, Average hashrate increased by **4%** to **894 PH/s** over average 856 PH/s average in August
- 42% increase in Cash Contribution margin from August despite a 21% decline in average Hashprice from August to September as a result of depressed BTC price and network hashrate increases


BTC Equivalent Mined
104.50
88.24
16.26
3%
107.75*
86.84
19.91
(6%)
101.50
78.05
23.45
Jul 2022 (31 days)
Aug 2022 (31 days)
Sept 2022** (30 days)
BTC Equivalent Mined per day
3.37
2.85
0.52
3%
3.48
2.80
0.64
(3%)
3.38
2.60
0.78
Jul 2022
Aug 2022
Sept 2022**
Hosted JV
Prop Mining
Hashrate (SHA-256, PH/s)
875.7
612.9
262.8
(2%)
856.1
606.1
250.0
4%
894.1
616.2
277.9
12%
1004.7
725.2
279.6
Jul 2022
Aug 2022
Sept 2022
Sep 10, 2022***

Note: July - September 2022 hashrate represents monthly average.
* Increased by one bitcoin as a result of forced shutdown.
** Hosting contract as of September 1, 2022 passes through power costs to the hosting customer. To better illustrate September results relative to prior months hosting BTC equivalent mined includes power costs that are passed through. GAAP reporting will require that we present revenue on a net basis since the power costs will be passed through.
*** Daily average hashrate.

Consolidated Soluna Computing Non-GAAP Historical Financials[(A)]

Excludes ~$276k of power costs which are passed directly to hosting customer

($ in 000s) (Unaudited)

	Actual Q2 21	Actual Q3 21	Actual Q4 21	Actual FY 21	Actual Q1 22	Apr 22	May 22	Jun 22	Actual Q2 22	Estimate Jul 22	Estimate Aug 22	Estimate Sep 22	Estimate Q3 22	Estimate YTD 22
Revenue **(Non-GAAP)**	**$1,657**	**$2,368**	**$7,990**	**$13,010**	**$9,264**	**$3,392**	**$3,004**	**$2,280**	**$8,676**	**$2,251**	**$2,388**	**$1,734**	**$6,372**	**$24,312**
Prop Mining	1,657	2,018	6,261	10,932	7,812	3,017	2,570	1,910	7,497	1,901	1,942	1,546	5,389	20,698
Hosting	0	349	1,729	2,078	1,452	375	434	370	1,179	350	445	188	984	3,615
Electricity/Direct Costs*	**$324**	**$662**	**$2,484**	**$3,613**	**$3,758**	**$882**	**$1,241**	**$1,281**	**$3,405**	**$1,600**	**$1,718**	**$981**	**$4,299**	**$11,461**
Prop Mining	324	479	1,593	2,539	2,671	617	880	932	2,429	1,157	1,205	858	3,221	8,321
Hosting	0	184	890	1,074	1,086	265	362	349	975	443	513	122	1,078	3,140
Overhead Costs	**$72**	**$132**	**$639**	**$952**	**$722**	**$399**	**$337**	**$430**	**$1,166**	**$332**	**$308**	**$240**	**$880**	**$2,768**
Prop Mining**	72	132	639	952	722	399	337	430	1,166	332	308	240	880	2,768
Hosting	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2* (Non-GAAP)**	**$396**	**$794**	**$3,123**	**$4,565**	**$4,480**	**$1,281**	**$1,579**	**$1,711**	**$4,571**	**$1,932**	**$2,027**	**$1,220**	**$5,179**	**$14,229**
Prop Mining	396	611	2,232	3,491	3,393	1,016	1,217	1,363	3,596	1,489	1,514	1,098	4,100	11,089
Hosting	0	184	890	1,074	1,086	265	362	349	975	443	513	122	1,078	3,140
Cash Contribution Margin (Non-GAAP)	**$1,261**	**$1,573**	**$4,868**	**$8,445**	**$4,784**	**$2,111**	**$1,425**	**$569**	**$4,105**	**$319**	**$361**	**$514**	**$1,194**	**$10,083**
Prop Mining	1,261	1,408	4,029	7,441	4,419	2,001	1,353	548	3,901	412	429	448	1,288	9,608
Hosting	0	166	839	1,004	366	110	72	21	203	(93)	(68)	66	(94)	475
Cash Contribution % (Non-GAAP)	**76.1%**	**66.4%**	**60.9%**	**64.9%**	**51.6%**	**62.2%**	**47.4%**	**25.0%**	**47.3%**	**14.2%**	**15.1%**	**29.6%**	**18.7%**	**41.5%**
Prop Mining	76.1%	69.7%	64.3%	68.1%	56.6%	66.3%	52.6%	28.7%	52.0%	21.7%	22.1%	29.0%	23.9%	46.4%
Hosting	n/a	47.4%	48.5%	48.3%	25.2%	29.3%	16.6%	5.7%	17.3%	-26.6%	-15.2%	35.1%	-9.6%	13.1%
Adjusted Cash Contribution Margin Excluding One Time Events & Projects** (Non-GAAP)**	**$1,261**	**$1,573**	**$5,003**	**$8,888**	**$4,948**	**$2,535**	**$1,510**	**$716**	**$4,760**	**$319**	**$361**	**$514**	**$1,194**	**$10,902**

*Includes Electricity and Hosting costs

**Consolidated overhead costs includes small expenses for new Dorothy site

***Excludes Depreciation and R&D Expenses

****Excludes one time events and projects such as shutdowns, tornados and reorganization projects

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Consolidated Soluna Computing Operating Metrics[(A)]

Key Operating Metrics:	Q2 21[(1)]	Q3 21[(2)]	Q4 21[(3)]	FY 21[(4)]	Q1 22[(5)]	Apr 22	May 22	Jun 22	Q2 22[(6)]	Jul 22	Aug 22	Sep 22	Q3 22[(7)]	YTD 22[(8)]
Avg. MW Deployed	3.34	4.85	19.80	9.33	31.17	31.48	36.54	34.21	34.07	35.78	35.15	35.77	35.57	33.33
Prop Mining	3.34	3.52	12.30	6.39	22.90	24.59	27.82	26.30	26.23	27.39	26.95	26.84	27.06	25.22
Hosted MW (Legacy)	-	-	-	-	-	-	-	-	-	-	-	-	-	
Hosted JV	-	1.99	7.50	5.30	8.27	6.89	8.72	7.91	7.84	8.39	8.20	8.93	8.51	8.11
Avg. Hashrate (SHA-256, PH/s)	21.49	69.29	428.57	173.12	666.38	733.46	896.62	869.25	833.11	875.70	856.11	894.08	875.30	778.78
Prop Mining	21.49	38.92	185.19	81.86	418.26	518.72	608.48	603.86	577.02	612.88	606.08	616.19	611.72	525.60
Hosted JV	-	45.56	243.38	164.25	248.11	214.74	288.14	265.39	256.09	262.82	250.03	277.89	263.58	253.18
Avg. Hashrate (Scrypt, GH/s)	221.90	187.50	165.03	191.48	119.77	146.45	164.28	141.15	150.63	115.38	0.00	0.00	38.46	115.82
Avg. BTC Price	46,498	42,031	55,932	47,449	41,281	41,435	31,706	24,384	32,508	21,539	22,366	19,805	21,237	33,159
BTC Equivalent Mined	35.64	56.33	142.85	274.18	224.41	81.87	94.74	93.51	266.89	104.50	106.75	101.50	300.07	733.20
Prop Mining	35.64	48.02	111.95	230.39	189.23	72.80	81.06	78.35	230.62	88.24	86.84	78.05	253.74	624.19
Hosting	-	8.31	30.91	43.79	35.18	9.06	13.67	15.17	36.26	16.26	19.91	23.45*	46.33	109.01

(1) Average of April 2021 - June 2021

(2) Average of July 2021 - September 2021

(3) Average of October 2021 - December 2021

(4) Average of January 2021 - December 2021

(5) Average of January 2022 - March 2022

(6) Average of April 2022 - June 2022

(7) Average of July 2022 - September 2022

(8) Average of January 2022 - September 2022

* Hosting contract as of September 1, 2022 passes through power costs to the hosting customer. To better illustrate September results relative to prior months hosting BTC equivalent mined includes power costs that are passed through. GAAP reporting will require that we present revenue on a net basis since the power costs will be passed through

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures

2022 September YTD - Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

($ in 000s) (Unaudited)	YTD September 2022				
	Soluna Computing				
	Edith	Marie	Sophie	Dorothy	Total
Cryptocurrency revenue (GAAP)	$1,161	$12,204	$10,999	$0	$24,364
less Legacy Hosting Revenue	0	52	0	0	52
Revenue (Non-GAAP)	$1,161	$12,153	$10,999	$0	$24,312

2022 September YTD - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)

	YTD September 2022				
	Soluna Computing				
	Edith	Marie	Sophie	Dorothy	Total
Cryptocurrency revenue (GAAP)	**$1,161**	**$12,204**	**$10,999**	**$0**	**$24,364**
Cost of cryptocurrency revenue (GAAP):					
Electricity/Direct costs*	387	6,714	4,429	0	11,531
Overhead costs	563	7,853	10,148	62	18,626
Total cost of cryptocurrency revenue (GAAP)	**$951**	**$14,567**	**$14,577**	**$62**	**$30,157**
Depreciation	298	6,775	8,800	0	15,872
Project Equipment Repairs	0	0	0	0	0
Non-recurring overhead expenses	0	0	0	0	0
Adjusted Non-GAAP Cost of Revenue 1**	**$653**	**$7,792**	**$5,778**	**$62**	**$14,284**
less Legacy Hosting Cost of Revenue	0	55	0	0	55
less Prepaid Lease Cost	0	0	0	0	0
Adjusted Non-GAAP Cost of Revenue 2**	**$653**	**$7,737**	**$5,778**	**$62**	**$14,229**

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2022 September YTD - Reconciliation Of Non-GAAP Results

Contribution Margin & Cash Contribution Margin (Non-GAAP)

	YTD September 2022				
($ in 000s) (Unaudited)	Soluna Computing				
	Edith	Marie	Sophie	Dorothy	Total
Cryptocurrency revenue (GAAP)	**$1,161**	**$12,204**	**$10,999**	**$0**	**$24,364**
Cost of cryptocurrency revenue (GAAP)	951	14,567	14,577	62	30,157
Depreciation	298	6,775	8,800	0	15,872
Project Equipment Repairs	0	0	0	0	0
Contribution Margin (Non-GAAP)*	**$508**	**$4,412**	**$5,221**	**($62)**	**$10,080**
plus Prepaid Lease Cost	0	0	0	0	0
plus Legacy Hosting Contribution Margin	0	3	0	0	3
plus Non-recurring overhead expenses (Management Estimate)	0	0	0	0	0
Cash Contribution Margin (Non-GAAP)*	**$508**	**$4,415**	**$5,221**	**($62)**	**$10,083**
plus One Time Events & Projects	58	441	319	0	819
Adjusted Cash Contribution Margin Excluding One Time Events & Project (Non-GAAP)	**$566**	**$4,857**	**$5,541**	**($62)**	**$10,902**

*Excludes R&D Expenses, SG&A Expenses

2022 Q2 - Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

	Q2 2022					
($ in 000s) (Unaudited)	Soluna Computing					
	Edith	Marie	Sophie	Dorothy	Corporate	Total
Cryptocurrency revenue (GAAP)	$418	$4,236	$4,022	$0	$0	$8,676
less Legacy Hosting Revenue	0	0	0	0	0	0
Revenue (Non-GAAP)	$418	$4,236	$4,022	$0	$0	$8,676

2022 Q2 - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

Q2 2022

($ in 000s) (Unaudited)	Soluna Computing					
	Edith	Marie	Sophie	Dorothy	Corporate	Total
Cryptocurrency revenue (GAAP)	**$418**	**$4,236**	**$4,022**	**$0**	**$0**	**$8,676**
Cost of cryptocurrency revenue (GAAP):						
Electricity/Direct costs*	143	2,122	1,140	0	0	3,405
Overhead costs	240	2,741	3,712	12	0	6,705
Total cost of cryptocurrency revenue (GAAP)	**$383**	**$4,862**	**$4,852**	**$12**	**$0**	**$10,109**
Depreciation	109	2,339	3,090	0	0	5,538
Project Equipment Repairs	0	0	0	0	0	0
Non-recurring overhead expenses	0	0	0	0	0	0
Adjusted Non-GAAP Cost of Revenue 1**	**$274**	**$2,523**	**$1,762**	**$12**	**$0**	**$4,571**
less Legacy Hosting Cost of Revenue	0	0	0	0	0	0
less Prepaid Lease Cost	0	244	0	0	0	244
Adjusted Non-GAAP Cost of Revenue 2**	**$274**	**$2,279**	**$1,762**	**$12**	**$0**	**$4,327**

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2022 Q2 - Reconciliation Of Non-GAAP Results

Reconcilation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin

Q2 2022

($ in 000s) (Unaudited)	Soluna Computing					
	Edith	Marie	Sophie	Dorothy	Corporate	Total
Cryptocurrency revenue (GAAP)	**$418**	**$4,236**	**$4,022**	**$0**	**$0**	**$8,676**
Cost of cryptocurrency revenue (GAAP)	383	4,862	4,852	12	0	10,109
Depreciation	109	2,339	3,090	0	0	5,538
Project Equipment Repairs	0	0	0	0	0	0
Contribution Margin (Non-GAAP)*	**$144**	**$1,713**	**$2,260**	**($12)**	**$0**	**$4,105**
plus Prepaid Lease Cost	0	244	0	0	0	244
plus Legacy Hosting Contribution Margin	0	0	0	0	0	0
plus Non-recurring overhead expenses (Mana	0	0	0	0	0	0
Cash Contribution Margin (Non-GAAP)*	**$144**	**$1,958**	**$2,260**	**($12)**	**$0**	**$4,349**
plus One Time Events & Projects Adjustment	58	278	320	0	0	656
Cash Contribution Margin (Non-GAAP) excluding One Time Events	**$202**	**$2,236**	**$2,580**	**($12)**	**$0**	**$5,005**

*Excludes R&D Expense, SG&A Expenses

2022 Q1 - Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

($ in 000s) (Unaudited)	Q1 2022				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	**$517**	**$4,991**	**$3,808**	**$0**	**$9,316**
less Legacy Hosting Revenue	0	52	0	0	52
Revenue (Non-GAAP)	**$517**	**$4,940**	**$3,808**	**$0**	**$9,264**

2022 Q1 - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)	Q1 2022				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	**$517**	**$4,991**	**$3,808**	**$0**	**$9,316**
Cost of cryptocurrency revenue (GAAP):					
Electricity/Direct costs*	128	2,152	1,546	0	3,827
Overhead costs	171	2,446	2,415	0	5,032
Total cost of cryptocurrency revenue (GAAP)	**$299**	**$4,598**	**$3,961**	**$0**	**$8,859**
Depreciation	93	2,127	2,104	0	4,324
Project Equipment Repairs	0	0	0	0	0
Adjusted Non-GAAP Cost of Revenue 1**	**$207**	**$2,471**	**$1,857**	**$0**	**$4,535**
less Legacy Hosting Cost of Revenue	0	55	0	0	55
less Prepaid Lease Cost	0	258	0	0	258
Adjusted Non-GAAP Cost of Revenue 2**	**$207**	**$2,158**	**$1,857**	**$0**	**$4,221**

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2022 Q1 - Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin

($ in 000s) (Unaudited)	Q1 2022				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	**$517**	**$4,991**	**$3,808**	**$0**	**$9,316**
Cost of cryptocurrency revenue (GAAP)	299	4,598	3,961	0	8,859
Depreciation	93	2,127	2,104	0	4,324
Project Equipment Repairs	0	0	0	0	0
Contribution Margin (Non-GAAP)*	**$310**	**$2,521**	**$1,950**	**$0**	**$4,781**
plus Prepaid Lease Cost	0	258	0	0	258
plus Legacy Hosting Contribution Margin	0	3	0	0	3
Cash Contribution Margin (Non-GAAP)*	**$310**	**$2,782**	**$1,950**	**$0**	**$5,043**
plus Tornado Impact (Management Estimate)	0	0	0	0	0
plus Forced Shutdown (Management Estimate	0	163	0	0	163
Cash Contribution Margin (Non-GAAP) excluding Tornado & Shutdown*	**$310**	**$2,945**	**$1,950**	**$0**	**$5,206**

*Excludes R&D Expenses, SG&A Expenses

2021 FY - Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

($ in 000s) (Unaudited)	FY 2021				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	$3,648	$7,925	$2,772	$0	$14,345
less Legacy Hosting Revenue	0	1,335	0	0	1,335
Revenue (Non-GAAP)	$3,648	$6,590	$2,772	$0	$13,010

2021 FY - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)	FY 2021				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	**$3,648**	**$7,925**	**$2,772**	**$0**	**$14,345**
Cost of cryptocurrency revenue (GAAP):					
Electricity/Direct costs*	611	3,712	884	0	5,207
Overhead costs	563	1,280	1,020	0	2,863
Total cost of cryptocurrency revenue (GAAP)	**$1,174**	**$4,992**	**$1,904**	**$0**	**$8,070**
Depreciation	314	1,096	713	0	2,123
Project Equipment Repairs	23	0	0	0	23
Adjusted Non-GAAP Cost of Revenue 1**	**$837**	**$3,896**	**$1,191**	**$0**	**$5,924**
less Legacy Hosting Cost of Revenue	0	1,360	0	0	1,360
less Prepaid Lease Cost	0	307	0	0	307
Adjusted Non-GAAP Cost of Revenue 2**	**$837**	**$2,229**	**$1,191**	**$0**	**$4,258**

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2021 FY - Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP)

($ in 000s) (Unaudited)	FY 2021				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	**$3,648**	**$7,925**	**$2,772**	**$0**	**$14,345**
Cost of cryptocurrency revenue (GAAP)	1,174	4,992	1,904	0	8,070
Depreciation	314	1,096	713	0	2,123
Project Equipment Repairs	23	0	0	0	23
Contribution Margin (Non-GAAP)*	**$2,810**	**$4,030**	**$1,581**	**$0**	**$8,421**
plus Prepaid Lease Cost	0	307	0	0	307
plus Legacy Hosting Contribution Margin	0	25	0	0	25
Cash Contribution Margin (Non-GAAP)*	**$2,810**	**$4,361**	**$1,581**	**$0**	**$8,752**
plus Tornado Impact (Management Estimate)	0	34	102	0	135
Cash Contribution Margin (Non-GAAP) excluding Tornado & Shutdown*	**$2,810**	**$4,394**	**$1,682**	**$0**	**$8,887**

*Excludes R&D Expenses, SG&A Expenses

2021 Q4 - Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

	Q4 2021				
($ in 000s) (Unaudited)	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	$864	$4,933	$2,772	$0	$8,569
less Legacy Hosting Revenue	0	579	0	0	579
Revenue (Non-GAAP)	$864	$4,354	$2,772	$0	$7,990

2021 Q4 - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)	Q4 2021				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	$864	$4,933	$2,772	$0	$8,569
Cost of cryptocurrency revenue (GAAP):					
Electricity/Direct costs*	143	2,136	884	0	3,164
Overhead costs	156	1,138	997	0	2,291
Total cost of cryptocurrency revenue (GAAP)	$299	$3,274	$1,881	$0	$5,455
Depreciation	91	938	713	0	1,742
Project Equipment Repairs	0	0	0	0	0
Adjusted Non-GAAP Cost of Revenue 1**	$208	$2,336	$1,169	$0	$3,712
less Legacy Hosting Cost of Revenue	0	590	0	0	590
less Prepaid Lease Cost	0	177	0	0	177
Adjusted Non-GAAP Cost of Revenue 2**	$208	$1,569	$1,169	$0	$2,946

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2021 Q4 - Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP)

($ in 000s) (Unaudited)	Q4 2021				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	**$864**	**$4,933**	**$2,772**	**$0**	**$8,569**
Cost of cryptocurrency revenue (GAAP)	299	3,274	1,881	0	5,455
Depreciation	91	938	713	0	1,742
Project Equipment Repairs	0	0	0	0	0
Contribution Margin (Non-GAAP)*	**$656**	**$2,597**	**$1,604**	**$0**	**$4,856**
plus Prepaid Lease Cost	0	177	0	0	177
plus Legacy Hosting Contribution Margin	0	11	0	0	11
Cash Contribution Margin (Non-GAAP)*	**$656**	**$2,785**	**$1,604**	**$0**	**$5,044**
plus Tornado Impact (Management Estimate)	0	34	102	0	135
Cash Contribution Margin (Non-GAAP) excluding Tornado*	**$656**	**$2,818**	**$1,705**	**$0**	**$5,179**

*Excludes R&D Expenses, SG&A Expenses

2021 Q3 - Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

	Q3 2021							
($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,949	$0	$1,949
Cryptocurrency revenue (GAAP)	$905	$2,219	$0	$0	$3,124	$0	$0	$3,124
less Legacy Hosting Revenue	0	757	0	0	757	0	0	757
Revenue (Non-GAAP)	$905	$1,463	$0	$0	$2,368	$1,949	$0	$4,317

2021 Q3 - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

Q3 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,949	$0	$1,949
Cryptocurrency revenue (GAAP)	$905	$2,219	$0	$0	$3,124	$0	$0	$3,124
Cost of product revenue (GAAP)	0	0	0	0	0	661	0	661
Cost of cryptocurrency revenue (GAAP):								
Electricity/Direct costs*	140	1,288	0	0	1,428	0	0	1,428
Overhead costs	166	134	15	0	315	0	0	315
Total cost of cryptocurrency revenue (GAAP)	$306	$1,422	$15	$0	$1,743	$0	$0	$1,743
Cost of revenue (GAAP)	$306	$1,422	$15	$0	$1,743	$661	$0	$2,404
Depreciation	81	75	0	0	156	19	0	175
Project Equipment Repairs	23	0	0	0	23	0	0	23
Adjusted Non-GAAP Cost of Revenue 1**	$203	$1,347	$15	$0	$1,564	$642	$0	$2,206
less Legacy Hosting Cost of Revenue	0	770	0	0	770	0	0	770
less Prepaid Lease Cost	0	130	0	0	130	0	0	130
Adjusted Non-GAAP Cost of Revenue 2**	$203	$446	$15	$0	$664	$642	$0	$1,306

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2021 Q3 - Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP)

Q3 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	**$0**	**$0**	**$0**	**$0**	**$0**	**$1,949**	**$0**	**$1,949**
Cryptocurrency revenue (GAAP)	**$905**	**$2,219**	**$0**	**$0**	**$3,124**	**$0**	**$0**	**$3,124**
Cost of product revenue (GAAP)	0	0	0	0	0	661	0	661
Cost of cryptocurrency revenue (GAAP)	306	1,422	15	0	1,743	0	0	1,743
Cost of revenue (GAAP)	**$306**	**$1,422**	**$15**	**$0**	**$1,743**	**$661**	**$0**	**$2,404**
Depreciation	81	75	0	0	156	19	0	175
Project Equipment Repairs	23	0	0	0	23	0	0	23
Contribution Margin (Non-GAAP)*	**$702**	**$873**	**($15)**	**$0**	**$1,560**	**$1,307**	**$0**	**$2,867**
plus Prepaid Lease Cost	0	130	0	0	130	0	0	130
plus Legacy Hosting Contribution Margin	0	13	0	0	13	0	0	13
Cash Contribution Margin (Non-GAAP)*	**$702**	**$1,016**	**($15)**	**$0**	**$1,703**	**$1,307**	**$0**	**$3,010**

2021 Q2 - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)	Q2 2021							
	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,647	$0	$1,647
Cryptocurrency revenue (GAAP)	$988	$669	$0	$0	$1,657	$0	$0	$1,657
Cost of product revenue (GAAP)	0	0	0	0	0	502	0	502
Cost of cryptocurrency revenue (GAAP):								
Electricity/Direct costs*	208	265	0	0	472	0	0	472
Overhead costs	71	0	1	0	73	0	0	73
Total cost of cryptocurrency revenue (GAAP)	$279	$264	$1	$0	$545	$0	$0	$545
Cost of revenue (GAAP)	$279	$264	$1	$0	$545	$502	$0	$1,047
Depreciation	74	74	0	0	149	17	0	166
Adjusted Non-GAAP Cost of Revenue 1**	$204	$190	$1	$0	$396	$485	$0	$881

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2021 Q2 - Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP)

Q2 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,647	$0	$1,647
Cryptocurrency revenue (GAAP)	$988	$669	$0	$0	$1,657	$0	$0	$1,657
Cost of product revenue (GAAP)	0	0	0	0	0	502	0	502
Cost of cryptocurrency revenue (GAAP)	279	264	1	0	545	0	0	545
Cost of revenue (GAAP)	$279	$264	$1	$0	$545	$502	$0	$1,047
Depreciation	74	74	0	0	149	17	0	166
Contribution Margin (Non-GAAP)*	$784	$478	($1)	$0	$1,261	$1,162	$0	$2,423

*Excludes R&D Expenses, SG&A Expenses

2021 Q1 - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)	Q1 2021							
	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	**$0**	**$0**	**$0**	**$0**	**$0**	**$1,337**	**$0**	**$1,337**
Cryptocurrency revenue (GAAP)	**$891**	**$104**	**$0**	**$0**	**$995**	**$0**	**$0**	**$995**
Cost of product revenue (GAAP)	0	0	0	0	0	452	0	452
Cost of cryptocurrency revenue (GAAP):								
Electricity/Direct costs*	120	23	0	0	143	0	0	143
Overhead costs	170	9	6	0	185	0	0	185
Total cost of cryptocurrency revenue (GAAP)	**$290**	**$31**	**$7**	**$0**	**$328**	**$0**	**$0**	**$328**
Cost of revenue (GAAP)	**$290**	**$31**	**$7**	**$0**	**$328**	**$452**	**$0**	**$780**
Depreciation	68	8	0	0	76	17	0	93
Adjusted Non-GAAP Cost of Revenue 1**	**$222**	**$23**	**$7**	**$0**	**$251**	**$435**	**$0**	**$687**

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2021 Q1 - Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP)

Q1 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,337	$0	$1,337
Cryptocurrency revenue (GAAP)	$891	$104	$0	$0	$995	$0	$0	$995
Cost of product revenue (GAAP)	0	0	0	0	0	452	0	452
Cost of cryptocurrency revenue (GAAP)	290	31	7	0	328	0	0	328
Cost of revenue (GAAP)	$290	$31	$7	$0	$328	$452	$0	$780
Depreciation	68	8	0	0	76	17	0	93
Contribution Margin (Non-GAAP)*	$669	$81	($7)	$0	$744	$902	$0	$1,645

*Excludes R&D Expenses, SG&A Expenses

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